                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                                 FORM 8-K/A

              Amendment No. 1 to Form 8-K (Dated March 20, 1997)

                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 18, 1998
                                                 -----------------------------

              INFORMATION MANAGEMENT TECHNOLOGIES CORPORATION
------------------------------------------------------------------------------
            Exact name of Registrant as specified in its Charter)


                                DELAWARE
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                (State of other jurisdiction of incorporation)


            0-16753                                    58-1722085
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      Commission File No.                    I.R.S. Employer Identification

  130 Cedar Street, New York, NY                        10006
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     Address of principal                             Zip Code
      executive offices

        (212) 306-6100
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  Registrant's telephone number,
       including area code


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ITEM 5.  OTHER EVENTS

   The Registrant ("Company"), amends and supplements its Form 8-K filed on March 20, 1997 in connection with the 12% Secured Convertible Promissory Notes (the "Notes") issued by the Company. The Notes are convertible by the Holder for a period of three years from the effective date of a Registration of the underlying shares of Class A Common Stock subject to the conversion restrictions and limitations provided for in the Placement, with a mandatory conversion of the Notes by the Holder at the end of the three year period. Additionally, for every $1.00 value of Notes subscribed to, subscribers received one Warrant which will be exercisable by the Holder into shares of Class A Common Stock. The Warrants expire three years from the effective date of a Registration Statement for the underlying shares.

   The Company incorporates by reference the 8-K filing of March 20, 1997 as well as all exhibits annexed thereto.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  New York, New York
        June 18, 1998


                                           INFORMATION MANAGEMENT
                                           TECHNOLOGIES CORPORATION
                                           ------------------------------------
                                           (Registrant)


                                           /s/ Joseph Gitto
                                           ------------------------------------
                                           Joseph Gitto
                                           President and Chief Financial Officer